Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes From Continuing Operations
INCOME TAXES
Earnings from continuing operations before income taxes for the years ended December 31 were as follows ($ in millions):

	2014	2013	2012
United States	$1,346.5	$1,565.7	$1,180.0
International	2,054.2	1,850.6	1,650.1
Total	$3,400.7	$3,416.3	$2,830.1

The provision for income taxes from continuing operations for the years ended December 31 were as follows ($ in millions):

	2014	2013	2012
Current:
Federal U.S.	$253.1	$235.4	$231.8
Non-U.S.	370.9	246.4	194.0
State and local	33.8	67.6	31.3
Deferred:
Federal U.S.	220.0	258.3	180.7
Non-U.S.	(59.2)	13.8	1.2
State and local	39.0	4.2	9.8
Income tax provision	$857.6	$825.7	$648.8

The provision for income taxes from discontinued operations for the years ended December 31, 2014, 2013 and 2012 was $26 million, $45 million and $117 million, respectively.
Net current deferred income tax assets are reflected in prepaid expenses and other current assets and net long-term deferred income tax liabilities are included in other long-term liabilities in the accompanying Consolidated Balance Sheets. Net deferred income tax liabilities for discontinued operations for the years ended December 31, 2014 and 2013 were $59 million and $82 million, respectively, and are reflected in current assets, discontinued operations and other long-term liabilities, discontinued operations in the accompanying Consolidated Balance Sheets. Deferred income tax assets and liabilities, including those related to discontinued operations, as of December 31 were as follows ($ in millions):

	2014	2013
Deferred tax assets:
Allowance for doubtful accounts	$37.2	$26.1
Inventories	94.4	116.8
Pension and post-retirement benefits	363.0	298.3
Environmental and regulatory compliance	27.2	27.5
Other accruals and prepayments	331.0	297.5
Stock-based compensation expense	128.9	118.7
Tax credit and loss carryforwards	870.1	801.0
Other	—	2.9
Valuation allowances	(330.5)	(398.0)
Total deferred tax asset	1,521.3	1,290.8
Deferred tax liabilities:
Property, plant and equipment	(169.3)	(135.3)
Insurance, including self-insurance	(870.5)	(616.4)
Basis difference in LYONs	(18.3)	(57.2)
Goodwill and other intangibles	(2,225.4)	(2,086.9)
Unrealized gains on marketable securities	(72.9)	(104.5)
Total deferred tax liability	(3,356.4)	(3,000.3)
Net deferred tax liability	$(1,835.1)	$(1,709.5)

The Company evaluates the future realizability of tax credits and loss carryforwards considering the anticipated future earnings of the Company’s subsidiaries as well as tax planning strategies in the associated jurisdictions. Deferred taxes related to both continuing and discontinued operations associated with U.S. entities consist of net deferred tax liabilities of approximately $1.8 billion and $1.7 billion as of December 31, 2014 and 2013, respectively. Deferred taxes related to both continuing and discontinued operations associated with non-U.S. entities consist of net deferred tax liabilities of $76 million and $57 million as of December 31, 2014 and 2013, respectively. During 2014, the Company's valuation allowance related to both continuing and discontinued operations decreased by $68 million primarily due to releases of valuation allowances on net operating losses in various foreign jurisdictions and write-offs of certain foreign net operating losses and corresponding valuation allowances, partially offset by increases attributable to acquisitions and foreign net operating losses.
The effective income tax rate from continuing operations for the years ended December 31 varies from the U.S. statutory federal income tax rate as follows:

	Percentage of Pre-Tax Earnings
	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes (net of federal income tax benefit)	1.4	1.3	0.9
Foreign income taxed at lower rate than U.S. statutory rate	(13.8)	(10.2)	(14.6)
Resolution and expiration of statutes of limitation of uncertain tax positions	1.7	(2.5)	(1.1)
Research and experimentation credits and other	0.9	0.6	2.7
Effective income tax rate	25.2%	24.2%	22.9%

The Company’s effective tax rate for each of 2014, 2013 and 2012 differs from the U.S. federal statutory rate of 35.0% due principally to the Company’s earnings outside the United States that are indefinitely reinvested and taxed at rates lower than the U.S. federal statutory rate. The effective tax rates for 2014 and 2013 also include the benefit from the reinstatement of certain tax benefits and credits resulting from the enactments of the Tax Increase Prevention Act of 2014 and the America Tax Relief Act of 2012. In addition, the effective tax rate from continuing operations of 25.2% in 2014 includes tax expense for audit settlements in various jurisdictions and changes in estimates associated with prior period uncertain tax positions, partially offset by the release of valuation allowances and the release of reserves upon the expiration of statutes of limitations. The effective tax rates from continuing operations of 24.2% in 2013 and 22.9% in 2012 include recognition of tax benefits associated with favorable resolutions of certain international and domestic uncertain tax positions and the lapse of certain statutes of limitations, partially offset by adjustments of reserve estimates related to prior period uncertain tax positions. The matters referenced above have been treated as discrete items in the periods they occurred and in the aggregate increased the provision for income taxes from continuing operations by approximately 170 basis points in 2014 and reduced the provision for income taxes from continuing operations by approximately 20 basis points in 2013 and 35 basis points in 2012.
The Company made income tax payments related to both continuing and discontinued operations of $569 million, $529 million and $410 million in 2014, 2013 and 2012, respectively. Current income tax payable related to both continuing and discontinued operations has been reduced by $82 million, $80 million, and $106 million in 2014, 2013 and 2012, respectively, for tax deductions attributable to stock-based compensation, of which, the excess tax benefit over the amount recorded for financial reporting purposes was $50 million, $49 million and $70 million, respectively, and has been recorded as an increase to additional paid-in capital and is reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
Included in deferred income taxes related to both continuing and discontinued operations as of December 31, 2014 are tax benefits for U.S. and non-U.S. net operating loss carryforwards totaling $380 million (net of applicable valuation allowances of $319 million). Certain of the losses can be carried forward indefinitely and others can be carried forward to various dates from 2015 through 2034. In addition, the Company had general business and foreign tax credit carryforwards related to both continuing and discontinued operations of $159 million (net of applicable valuation allowances of $12 million) as of December 31, 2014, which can be carried forward to various dates from 2015 to 2024.
As of December 31, 2014, gross unrecognized tax benefits related to both continuing and discontinued operations totaled $728 million ($687 million, net of the impact of $172 million of indirect tax benefits offset by $131 million associated with potential interest and penalties). As of December 31, 2013, gross unrecognized tax benefits related to both continuing and discontinued operations totaled $689 million ($634 million, net of the impact of $179 million of indirect tax benefits offset by $124 million associated with potential interest and penalties). The Company recognized approximately $44 million, $43 million and $34 million in potential interest and penalties related to both continuing and discontinued operations associated with uncertain tax positions during 2014, 2013 and 2012, respectively. To the extent unrecognized tax benefits (including interest and penalties) are not assessed with respect to uncertain tax positions, substantially all amounts accrued, net of indirect offsets, will be reduced and reflected as a reduction of the overall income tax provision. Unrecognized tax benefits and associated accrued interest and penalties are included in taxes, income and other in accrued expenses as detailed in Note 8.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding amounts accrued for potential interest and penalties related to both continuing and discontinued operations, is as follows ($ in millions):

	2014	2013	2012
Unrecognized tax benefits, beginning of year	$689.0	$613.2	$518.3
Additions based on tax positions related to the current year	91.5	47.8	60.8
Additions for tax positions of prior years	172.5	166.9	94.7
Reductions for tax positions of prior years	(43.7)	(57.4)	(38.4)
Acquisitions and other	36.6	18.2	19.7
Lapse of statute of limitations	(36.3)	(96.1)	(20.7)
Settlements	(149.7)	(3.8)	(23.2)
Effect of foreign currency translation	(31.4)	0.2	2.0
Unrecognized tax benefits, end of year	$728.5	$689.0	$613.2

The Company conducts business globally, and files numerous consolidated and separate income tax returns in the United States federal, state and foreign jurisdictions. The countries in which the Company has a significant presence that have lower statutory tax rates than the United States include China, Denmark, Germany and the United Kingdom. The Company's ability to obtain a tax benefit from lower statutory tax rates outside of the United States is dependent on its levels of taxable income in these foreign countries. The Company believes that a change in the statutory tax rate of any individual foreign country would not have a material effect on the Company's financial statements given the geographic dispersion of the Company's taxable income.
The Company and its subsidiaries are routinely examined by various domestic and international taxing authorities. The Internal Revenue Service (“IRS”) has completed examinations of certain of the Company's federal income tax returns through 2009 and is currently examining certain of the Company's federal income tax returns for 2010 and 2011. The Company's U.S. tax returns for 2012 and 2013 remain open for examination by the IRS. In addition, the Company has subsidiaries in Belgium, Brazil, Canada, China, Denmark, France, Finland, Germany, India, Italy, Japan, Norway, Singapore, Sweden, the United Kingdom and various other countries, states and provinces that are currently under audit for years ranging from 2002 through 2013.
Tax authorities in Denmark have raised significant issues related to interest accrued by certain of the Company's subsidiaries. On December 10, 2013, the Company received assessments from the Danish tax authority (“SKAT”) totaling approximately DKK 1.2 billion (approximately $190 million based on exchange rates as of December 31, 2014) including interest through December 31, 2014, imposing withholding tax relating to interest accrued in Denmark on borrowings from certain of the Company's subsidiaries for the years 2004-2009. If the SKAT claims are successful, it is likely that the Company would be assessed additional amounts for years 2010-2012 totaling approximately DKK 650 million (approximately $106 million based on exchange rates as of December 31, 2014). Management believes the positions the Company has taken in Denmark are in accordance with the relevant tax laws and intends to vigorously defend its positions. The Company appealed these assessments with the National Tax Tribunal in 2014 and intends on pursuing this matter through the European Court of Justice should this appeal be unsuccessful. The ultimate resolution of this matter is uncertain, could take many years, and could result in a material adverse impact to the Company's financial statements, including its effective tax rate.
As previously disclosed, German tax authorities had raised issues related to the deductibility and taxability of interest accrued by certain of the Company’s subsidiaries. In the fourth quarter of 2014, the Company entered into a settlement agreement with the German tax authorities to resolve these open matters through 2014. The Company recorded €49 million (approximately $60 million based on exchange rates as of December 31, 2014) of expense for taxes and interest related to this settlement during the fourth quarter of 2014.
Management estimates that it is reasonably possible that the amount of unrecognized tax benefits related to both continuing and discontinued operations may be reduced by approximately $75 million within 12 months as a result of resolution of worldwide tax matters, tax audit settlements and/or statute expirations.
The Company operates in various non-U.S. tax jurisdictions where “tax holiday” income tax incentives have been granted for a specified period. These tax benefits are not material to the Company’s financial statements.
As of December 31, 2014, the Company held $2.2 billion of cash and cash equivalents outside of the United States. While repatriation of some cash held outside the United States may be restricted by local laws, most of the Company's foreign cash balances could be repatriated to the United States but, under current law, could be subject to U.S. federal income taxes, less applicable foreign tax credits. For most of its foreign subsidiaries, the Company makes an election regarding the amount of earnings intended for indefinite reinvestment, with the balance available to be repatriated to the United States. A deferred tax liability has been accrued for the funds that are available to be repatriated to the United States. No provisions for U.S. income taxes have been made with respect to earnings that are planned to be reinvested indefinitely outside the United States, and the amount of U.S. income taxes that may be applicable to such earnings is not readily determinable given the various tax planning alternatives the Company could employ if it repatriated these earnings. The cash that the Company’s foreign subsidiaries hold for indefinite reinvestment is generally used to finance foreign operations and investments, including acquisitions. As of December 31, 2014 and 2013, the total amount of earnings planned to be reinvested indefinitely outside the United States for which deferred taxes have not been provided was approximately $11.8 billion and $10.6 billion, respectively.